SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 18, 2004


                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)

            Georgia                        1-13941               58-0687630
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(State or other Jurisdiction of       (Commission File          (IRS Employer
Incorporation or Organization)             Number)           Identification No.)

      309 E. Paces Ferry Road, N.E.
            Atlanta, Georgia                                      30305-2377
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(Address of principal executive offices)                          (Zip code)

       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 17, 2004, Aaron Rents, Inc. (the "Company") issued a press release to announce the declaration of cash dividends of $.013 per share on its Common Stock and $.013 per share on its Class A Common Stock. A copy of the press release is attached as Exhibit 99.1.

      The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(c)   Exhibits:

Exhibit No.                              Description
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   99.1           Aaron Rents, Inc. press release dated November 17, 2004,
                  declaring cash dividends of $.013 per share on its Common Stock and $.013 per share on its Class A Common Stock. (furnished pursuant to Item 2 of Form 8-K).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AARON RENTS, INC.

                                              By: /s/ Gilbert L. Danielson
                                                  ----------------------------
                                                  Gilbert L. Danielson
                                                  Executive Vice President,
Date: November 18, 2004                           Chief Financial Officer